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                                                                 Exhibit 10.19


               FIRST AMENDMENT TO THE MICHAELS STORES, INC.
                         EMPLOYEES 401(K) PLAN


     WHEREAS, Michaels Stores, Inc. (the "Corporation") is the employer/ sponsor of the Michaels Stores, Inc. Employees 401(k) Plan (the "Plan"); and

     WHEREAS, the Corporation desires to make certain amendments to the Plan to enable a change in the timing of valuations under the Plan, to correct a drafting error in the Plan document as amended and restated effective February 1, 1994, and to permit distributions under the Plan to be made in cash or in common of the Company.

     WHEREAS, Section 17.01 of Plan authorizes the Corporation to make amendments to the Plan.

     NOW, THEREFORE, the Plan is amended in the following respects:

     1. Section 1.49 of the Plan is amended and restated in its entirety to read as follows, effective October 1, 1995:

          "1.49 VALUATION DATE SHALL MEAN THE LAST DAY OF JANUARY, APRIL, JULY, AND OCTOBER OF EACH PLAN YEAR, OR SUCH OTHER DATES AS THE ADMINISTRATION COMMITTEE MAY FROM TIME TO TIME DETERMINE. AT SUCH TIME AS THE ADMINISTRATION COMMITTEE DEEMS APPROPRIATE IN ITS SOLE DISCRETION, "VALUATION DATE" SHALL MEAN THE LAST DAY OF EACH CALENDAR MONTH IN THE PLAN YEAR, OR SUCH OTHER DATES AS THE ADMINISTRATION COMMITTEE MAY FROM TIME TO TIME DETERMINE; PROVIDED, HOWEVER, THAT FOR PURPOSES OF SECTION 5.03 OF THE PLAN DEALING WITH PARTICIPANT STATEMENTS, "VALUATION DATE" SHALL MEAN THE LAST DAY OF JANUARY, APRIL, JULY AND OCTOBER OF EACH PLAN YEAR."

     2. A drafting error in Section 4.01a. of the Plan is corrected by amendment and restatement of Section 4.01a. in its entirety to read as follows, effective as if such omitted provisions had not been included in the
Plan:

          "a.   FOR EACH THREE MONTH PERIOD IN A PLAN YEAR DURING WHICH A
     PARTICIPANT MAKES A SALARY REDUCTION CONTRIBUTION, THE EMPLOYER SHALL CONTRIBUTE TO THE PLAN ON BEHALF OF PARTICIPANTS WHO HAVE ELECTED TO MAKE SALARY REDUCTION CONTRIBUTIONS AND WHO ARE EMPLOYED BY THE EMPLOYER ON THE LAST DAY OF THE QUARTER AN EMPLOYER MATCHING CONTRIBUTION AMOUNT. THE AGGREGATE AMOUNT OF THE EMPLOYER MATCHING CONTRIBUTION MADE PURSUANT TO THIS SUBSECTION 4.01a. SHALL BE EQUAL TO 50% OF THE SALARY REDUCTION CONTRIBUTIONS MADE BY PARTICIPANTS UP TO A MAXIMUM OF 6% OF EACH PARTICIPANT'S COMPENSATION WITH RESPECT TO SUCH CALENDAR QUARTER. COMPENSATION EARNED BY A PARTICIPANT PRIOR TO THE COMMENCEMENT OF SALARY REDUCTION CONTRIBUTIONS SHALL BE DISREGARDED."

     3. The last sentence in the second paragraph of Section 6.02b. is amended and restated in its entirety to read as follows, effective October 1, 1995:

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          "A PARTICIPANT'S NEW OR CHANGED INVESTMENT MIX SHALL BECOME
     EFFECTIVE AS SOON AS ADMINISTRATIVELY PRACTICABLE ON OR AFTER THE FIRST DAY OF THE MONTH FOLLOWING RECEIPT OF WRITTEN INSTRUCTIONS FROM THE PARTICIPANT BY THE ADMINISTRATION COMMITTEE OR SUCH OTHER PERSON DESIGNATED BY THE ADMINISTRATION COMMITTEE TO RECEIVE SUCH INSTRUCTIONS."

     4. Section 9.01 of the Plan is amended by adding the following at the end thereof, effective October 1, 1995:

          NOTWITHSTANDING ANY PROVISION OF THE PLAN TO THE CONTRARY, WHENEVER A DISTRIBUTION IS PAYABLE UNDER THE PLAN TO A PARTICIPANT OR BENEFICIARY, THE DISTRIBUTEE IN HIS OR HER DISCRETION MAY ELECT TO RECEIVE SUCH DISTRIBUTION IN CASH, IN COMMON STOCK OF THE EMPLOYER, OR
     PART IN EACH. THE ADMINISTRATION COMMITTEE MAY ADOPT SUCH RULES AS IT MAY DEEM APPROPRIATE FOR THE IMPLEMENTATION AND ADMINISTRATION OF THIS PROVISION.

     Except as expressly provided above, the provisions of the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment One to be executed by its duly authorized officer on this 28th day of September, 1995.


                                       MICHAELS STORES, INC.


                                       By:  Mark V. Beasley
                                          --------------------------

                                       Its: Vice President
                                           --------------------------